Exhibit 10.119

ADOPTION OF FOURTH AMENDMENT TO THE

ASSURED GUARANTY LTD. SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

WHEREAS, the Board of Directors of Assured Guaranty Ltd. (the “Company”) authorized the President and Chief Executive Officer of the Company (and certain other officers of the Company) to adopt the Fourth Amendment to the Assured Guaranty Ltd. Supplemental Employee Retirement Plan (the “Fourth Amendment”).

NOW, THEREFORE, the undersigned, Dominic Frederico, the President and Chief Executive Officer of the Company, hereby adopts the Fourth Amendment in the form attached hereto, to be effective January 6, 2012.

/s/ Dominic Frederico
Dominic Frederico
President and Chief Executive Officer of Assured Guaranty Ltd.

Date: January 5, 2012

FOURTH AMENDMENT TO THE

ASSURED GUARANTY LTD. SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

(AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2009)

WHEREAS, Assured Guaranty Ltd. (the “Company”) maintains the Assured Guaranty Ltd. Supplemental Employee Retirement Plan, as amended and restated effective January 1, 2009 (the “Plan”);

WHEREAS, the Company desires to amend the Plan;

NOW, THEREFORE, the Plan is hereby amended effective January 6, 2012, by adding the following as a new Exhibit C to the Plan:

“Exhibit C

ASSURED GUARANTY LTD. SUPPLEMENTAL EMPLOYEE RETIREMENT PLAN

Account Balances Transferred From the Assured Guaranty Ltd. Supplemental Employee Retirement Plan to the Assured Guaranty Corp. Supplemental Executive Retirement Plan

Effective January 6, 2012, the Company shall transfer the Account balances of Participants in the Plan who are US Taxpayers to the extent such Accounts are invested in a Investment Return Rate alternative other than Units in the Employer Stock Fund (such transferred account balances referred to herein as the “Transferred Accounts”) from the Plan to the Assured Guaranty Corp. Supplemental Executive Retirement Plan (the “AGC Plan”).  The Transferred Accounts shall be subject to the terms of the AGC Plan, including, but not limited to, Exhibit B of the AGC Plan.  The transfer shall not include that portion of any Account invested in Units in the Employer Stock Fund.”